June 30, 1997


Dear Shareholders,

         The Dow treated us to almost a 1,000 point increase in the last six months, providing the ASM Fund with about a 16% gain. The "mega-cap" stocks have become popular with the large mutual funds and pension plans. Liquidity has become particularly important to investors and the Dow 30 stocks account for about 10% of the daily volume on the New York Stock Exchange.

         We believe the current earnings forecast for the thirty stocks in our portfolio is still impressive for the next 18 months. With interest rates non-competitive and inflation being held in check, equity investments still command investors' attention. The monthly cash flows into mutual funds confirm investor confidence in the stock market. We are happy to report that the assets in the Fund have grown from $9.3 million as of October 31, 1996, to over $45 million as of May 31, 1997. We are also pleased to report that the Fund has lowered its expense cap to 0.18%, effective January 15, 1997.

         We believe that the four changes made to the Dow during this last period appear to have strengthened the portfolio. We anticipate that Hewlett-Packard, Travelers, WalMart and Johnson and Johnson should bring greater profits, dividends and potential growth.

         We expect the fast charging market will cause a higher degree of volatility in prices. However, we believe the underlying quality of the investments should continue to provide favorable returns.

Sincerely,



Steven H. Adler
President

--------------------------------------------------------------------------------
                                 ASM FUND, INC.
                            Portfolio of Investments
                                 April 30, 1997
--------------------------------------------------------------------------------
                                  (Unaudited)

                                                                                  Percent of
                                                                                   Total Net
                                                                                     Assets          Shares               Value
COMMON STOCKS:

AEROSPACE
                          Boeing Company                                                             15,840            $1,562,220
                          United Technologies Corporation                                            15,840             1,197,900
                                                                                                                 -----------------
                                                                                       7.9%                             2,760,120

AUTO AND TRUCK
                          General Motors Corporation                                   2.6%          15,840               916,740

BANKING
                          J.P. Morgan & Company, Inc.                                  4.6%          15,840             1,613,700

BEVERAGE
                          Coca Cola Company                                            2.9%          15,840             1,007,820

CHEMICAL
                          E.I. DuPont de Nemours & Co.                                               15,840             1,681,020
                          Union Carbide Corporation                                                  15,840               790,020
                                                                                                                 -----------------
                                                                                       7.0%                             2,471,040

CONSUMER PRODUCTS
                          Proctor & Gamble Company                                                   15,840             1,991,880
                          Johnson & Johnson                                                          15,840               970,200
                                                                                                                 -----------------
                                                                                       8.4%                             2,962,080

DIVERSIFIED
                          Allied-Signal Inc.                                                         15,840             1,144,440
                          Minnesota Mining & Manufacturing Co.                                       15,840             1,378,080
                                                                                                                 -----------------
                                                                                       7.2%                             2,522,520

DRUGS AND HOSPITAL SUPPLY
                          Merck & Company, Inc.                                        4.1%          15,840             1,433,520

ELECTRICAL EQUIPMENT
                          General Electric Corporation                                 5.0%          15,840             1,756,260

ENTERTAINMENT AND LEISURE
                          Walt Disney Company                                          3.7%          15,840             1,298,880

FINANCIAL SERVICES
                          American Express Company                                     3.0%          15,840             1,043,460

--------------------------------------------------------------------------------
                                 ASM FUND, INC.
                            Portfolio of Investments
                                 April 30, 1997
--------------------------------------------------------------------------------
                                  (Unaudited)


                                                                                  Percent of
                                                                                   Total Net
                                                                                     Assets          Shares               Value
INSURANCE
                          Travelers Group, Inc.                                        2.5%          15,840              $877,140

MACHINERY
                          Caterpillar Inc.                                             4.0%          15,840             1,409,760

METALS AND MINING
                          Aluminum Company of America                                  3.2%          15,840             1,106,820

OFFICE EQUIPMENT
                          Hewlett Packard                                                            15,840               831,600
                          International Business Machines                                            15,840             2,546,280
                                                                                                                 -----------------
                                                                                       9.6%                             3,377,880

OIL-INTERNATIONAL
                          Chevron Corporation                                                        15,840             1,085,040
                          Exxon Corporation                                                          15,840               896,940
                                                                                                                 -----------------
                                                                                       5.6%                             1,981,980

PAPER
                          International Paper                                          1.9%          15,840               669,240

PHOTOGRAPHY
                          Eastman Kodak Company                                        3.8%          15,840             1,322,640

RESTAURANT
                          McDonalds Corporation                                        2.4%          15,840               849,420

RETAIL
                          Sears, Roebuck & Company                                                   15,840               760,320
                          Wal Mart Stores                                                            15,840               447,480
                                                                                                                 -----------------
                                                                                       3.4%                             1,207,800

TELECOMMUNICATIONS
                          American Telephone & Telegraph Co.                           1.5%          15,840               530,640

TIRE AND RUBBER
                          Goodyear Tire & Rubber                                       2.4%          15,840               833,580

TOBACCO
                          Philip Morris Companies, Inc.                                1.8%          15,840               623,700

TOTAL COMMON STOCKS                                                            -------------                      -----------------
                          (Cost $32,656,099)                                          98.5%                           $34,576,740

--------------------------------------------------------------------------------
                                 ASM FUND, INC.
                            Portfolio of Investments
                                 April 30, 1997
--------------------------------------------------------------------------------
                                  (Unaudited)

                                                                                  Percent of
                                                                                   Total Net
                                                                                     Assets          Shares               Value

REPURCHASE AGREEMENTS:

Star Bank
                          5.00%, 05/01/97                                                        12,841,000      $     12,841,000
                          Collateralized by 13,625,000 GNMA 7.125%,
                           7/20/24 with market value of $13,099,450

                                                                                                                 -----------------
TOTAL REPURCHASE AGREEMENTS                                                                            36.6%           12,841,000

                                                                                              --------------     -----------------
TOTAL INVESTMENTS                                                                                     135.1%           47,417,740
                          (Cost $45,497,099)

LIABILITIES IN EXCESS OF OTHER ASSETS                                                                 (35.1%)         (12,320,970)


                                                                                              --------------     -----------------
TOTAL NET ASSETS                                                                                      100.0%     $     35,096,770
                                                                                              ==============     =================

See accompanying Notes to Financial Statements.

--------------------------------------------------------------------------------
                                 ASM FUND, INC.
                       Statement of Assets and Liabilities
                                 April 30, 1997
--------------------------------------------------------------------------------
                                   (Unaudited)


     Assets:

            Investments in common stocks, at market value (cost $32,656,099)                          $    34,576,740
            Repurchase agreements, at market                                                               12,841,000
            Cash                                                                                                  859
            Receivable for capital stock sold                                                                 102,579
            Receivable for investments sold                                                                 8,023,962
            Interest receivable                                                                                 1,783
            Dividends receivable                                                                               17,938
            Receivable from adviser                                                                           188,872
            Prepaid expense and other assets                                                                   70,201
                                                                                                      ----------------
                                                                              Total Assets                 55,823,934
                                                                                                      ----------------

     Liabilities:

            Payable for securities purchased                                                               12,472,440
            Payable for capital stock redeemed                                                              8,067,411
            Accrued taxes payable                                                                             128,646
            Accrued expenses                                                                                   58,667
                                                                                                      ----------------
                                                                              Total Liabilities            20,727,164

                                                                                                      ----------------

     Net Assets                                                                                       $    35,096,770
                                                                                                      ================

     Components of Net Assets:

            Capital                                                                                   $    32,204,964
            Accumulated undistributed net investment income                                                    50,110
                  Accumulated undistributed net realized gains from investment transactions                   925,721
            Net unrealized appreciation of investments                                                      1,915,975
                                                                                                      ----------------
                                                                              Total Net Assets        $    35,096,770
                                                                                                      ================

     Capital Stock Outstanding
            ($0.001 par value, 1,000,000,000 shares authorized)                                             2,169,127
                                                                                                      ================

     Net Asset Value -- Offering and Redemption Price Per Share                                       $         16.18
                                                                                                      ================

     See accompanying Notes to Financial Statements.

--------------------------------------------------------------------------------
                                 ASM FUND, INC.
                            Statement of Operations
                    For the Six Months Ended April 30, 1997
--------------------------------------------------------------------------------
                                  (Unaudited)

Investment Income:

         Interest                                                                   $        19,168
         Dividends                                                                          176,045
                                                                                    ----------------
                      Total investment income                                               195,213
                                                                                    ----------------

Fund Expenses:

         Audit fees                                                                          23,220
         Custodian fees                                                                      24,900
         Trustee fees                                                                        23,079
         Legal expense                                                                       43,209
         Administrative                                                                       8,983
         Registration and filing fees                                                        16,971
         Transfer agent and accounting fees                                                  25,300
         Printing and postage                                                                 4,707
         Other expenses                                                                      11,948
                                                                                    ----------------
                      Total expenses                                                        182,317
         Reimbursement of expenses by adviser                                              (101,310)
                                                                                    ----------------
                      Net expenses                                                           81,007
                                                                                    ----------------

                      Net investment income                                                 114,206
                                                                                    ----------------

Realized and Unrealized Gains from Investments:

         Net realized gains from investment transactions                                  1,145,929
         Net increase in net unrealized appreciation of investments                       1,823,707
                                                                                    ----------------
         Net realized and unrealized gains from investments                               2,969,636
                                                                                    ----------------

         Net Increase in net assets resulting from operations                       $     3,083,842
                                                                                    ================

See accompanying Notes to Financial Statements.

--------------------------------------------------------------------------------
                                 ASM FUND, INC.
                       Statements of Changes in Net Assets
               For the Six Months Ended April 30, 1997 (Unaudited)
                        and Year Ended October 31, 1996
--------------------------------------------------------------------------------

                                                                                              April 30,              October 31,
                                                                                                1997*                   1996
                                                                                          ------------------       ----------------
     Increase (decrease) in net assets:
     Operations:
             Net investment income                                                        $         114,206        $        65,051
             Net realized gains from investment transactions                                      1,145,929              2,445,312
             Net increase (decrease) in net unrealized appreciation of investments                1,823,707               (362,252)
                                                                                          ------------------       ----------------
                       Net increase in net assets resulting from operations                       3,083,842              2,148,111
                                                                                          ------------------       ----------------
     Distributions to shareholders:
             From net investment income                                                            (153,327)               (65,051)
             In excess of net investment income                                                           0                (12,633)
             From net realized gains                                                               (208,768)                     0
                                                                                          ------------------       ----------------
                       Net decrease in net assets resulting from
                         distributions to shareholders                                             (362,095)               (77,684)
                                                                                          ------------------       ----------------

     Capital transactions:
             Proceeds from shares issued                                                         53,818,276             49,671,530
             Reinvestment of distributions                                                          312,191                 66,202
             Cost of shares redeemed                                                            (31,070,927)           (52,196,702)
                       Net increase (decrease) in net assets resulting
                       from capital transactions                                          ------------------       ----------------
                                                                                                 23,059,540             (2,458,970)
                                                                                          ------------------       ----------------

     Total increase in net assets                                                                25,781,287               (388,543)

     Net assets - beginning of period                                                             9,315,483              9,704,026
                                                                                          ------------------       ----------------

     Net assets - end of period
             (including undistributed net investment income
             of $50,110 and $89,231, respectively)                                        $      35,096,770        $     9,315,483
                                                                                          ==================       ================

     Share transactions:
             Shares issued                                                                        3,478,380              3,734,945
             Shares issued in connection with reinvestment of distributions                          20,889                  4,919
             Shares redeemed                                                                     (1,989,614)            (3,934,108)
                                                                                          ------------------       ----------------
                       Net increase (decrease) in shares outstanding                              1,509,655               (194,244)
                                                                                          ==================       ================

     See accompanying Notes to Financial Statements.

     *  Unaudited

--------------------------------------------------------------------------------
                                 ASM FUND, INC.
                              Financial Highlights

                                                               Six Months                        Years Ended October 31,
                                                              Ended April
                                                                30, 1997            1996            1995          1994        1993
                                                              (Unaudited)
      Net asset value, beginning of period                       $ 14.13            11.37          $ 9.78       $ 10.07      $ 9.23
      Investment operations:
              Net investment income                                 0.01             0.08            0.00          0.56        0.43
              Net gains (losses) from investments
                 (realized and unrealized)                          2.31             2.76            1.77         (0.16)       0.88
                                                                 -------            -----          ------       -------      ------
              Total from investment operations                      2.32             2.84            1.77          0.40        1.31
                                                                 -------            -----          ------       -------      ------

      Distributions:
              From net investment income                           (0.12)           (0.07)          (0.05)        (0.52)      (0.47)
              In excess of net investment income                    0.00            (0.01)          (0.13)         0.00        0.00
              From net realized gains                              (0.15)            0.00            0.00          0.00        0.00
                                                                 -------            -----          ------       -------      ------

              Total distributions                                  (0.27)           (0.08)          (0.18)        (0.69)      (0.47)
                                                                 -------            -----          ------       -------      ------

      Net asset value, end of period                            $  16.18            14.13          $11.37      $   9.78$     $10.07
                                                                 =======            =====          ======       =======      ======

      Total return                                                 16.59%           25.01%          18.10%         3.97%      14.65%
                                                                 =======            =====          ======       =======      ======


      Ratios/supplemental data:
      Net assets, end of period (000)                           $ 35,097            9,315        $  9,704      $  7,277     $17,085
      Ratio of expenses to average net assets *                     0.89%            1.86%           3.01%**       0.75%       0.75%
      Ratio of net investment income to average
          net assets*                                               1.26%            0.53%           0.04%         2.17%       3.35%
      Portfolio turnover rate ***                                    144%             391%            340%         1193%        642%
      Average commission rate paid ****                         $ 0.0391           0.0800

*     Ratios are  presented net of fees  voluntarily  reduced.
      If such voluntary fee reductions had not occured, the ratios would have been as follows:

              Ratio of expenses to average net assets               2.28%            2.59%           5.77%         2.94%       3.38%
              Ratio of net investment income
                  (loss) to average net assets                     (0.13%)          (0.20%)         (2.72%)       (0.02%)      0.72%

** Includes $50,460 of interest expense not subject to the expense reimbursement agreement.

*** The ASM Fund contunues to be as fully invested in equities as possible. Therefore, portfolio turnover is higher than most equity mutual funds because purchases and sales of securities are necessary for settlement of transactions requested by Fund shareholders.

****    For fiscal  periods  beginning on or after Sepember 1, 1995, the Fund is
        required  to  present  the  average   commission   paid  for  securities
        transactions on which commissions are charged.


(a)    Not annualized.
(b)    Annualized.

      See accompanying Notes to Financial Statements.

                                 ASM FUND, INC.
                          Notes to Financial Statements
                                 April 30, 1997
--------------------------------------------------------------------------------
                                   (Unaudited)

     ASM Fund, Inc. (the "Fund") was incorporated in Maryland on April 25, 1990 and is registered under the Investment Company Act of 1940, as amended (the "Act"), as an open-end diversified management investment company.

1.   Significant Accounting Policies
     The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements. The policies are in conformity with generally accepted accounting principles. Preparation of the financial statements includes the use of management estimates.

Security Valuation
     Portfolio securities are listed on a national securities exchange and are stated at the last reported sales price on the day of valuation.

Security Transactions
     The Fund records purchases of investments one business day after trade date and sales of investments on the trade date. Realized gains and losses from sales of investments are calculated on the specific identification basis. Interest income is recognized on the accrual basis and dividend income is recorded on the ex-dividend date.

Repurchase Agreements
     Repurchase agreements are transactions in which the Fund purchases securities from a bank or recognized securities dealer and simultaneously commits to resell that security to the bank or dealer at an agreed-upon date and price reflecting a market rate of interest unrelated to the coupon rate or maturity of the purchased security. The Fund may invest in repurchase agreements with institutions believed by the Fund's investment advisor to present minimum credit risk. Each repurchase agreement is recorded at cost. The Fund requires that the securities purchased in a repurchase agreement be transferred to the custodian in a manner sufficient to enable the Fund to obtain those securities in the event of a counterparty default. The seller, under the repurchase agreement, is required to maintain the value of the securities at least equal to the repurchase price, including accrued interest.

Distributions to Shareholders
     Distributions to shareholders are recorded on the ex-dividend date.

Federal Income Taxes
     The Fund intends to continue to comply with the requirements of the Internal Revenue Code that are applicable to regulated investment companies and to distribute all of its taxable income to its shareholders. Therefore, no Federal income tax provision is required for the period ended April 30, 1997.

2.   Investment Advisory Fees
     The Fund operated under an investment management agreement (the "Agreement") with Vector Index Advisors, Inc. (the "Advisor") through April 15, 1995, which Agreement was not continued after such date due to technical requirements under the 1940 Act, and thereafter received the services called for under the Agreement without charge. Under the Agreement, the Advisor was entitled to receive a fee, accrued daily and payable monthly at an annual rate of 0.60 of 1% of the Fund's average daily net assets. The Fund will propose that the shareholders approve a new agreement which will provide for such fees and reimbursements as are agreeable to the parties.

                                 ASM FUND, INC.
                    Notes to Financial Statements, Continued
                                 April 30, 1997
--------------------------------------------------------------------------------
                                   (Unaudited)

     The Advisor provides continuous supervision of the investment portfolio and pays the cost of compensation of the officers of the Fund, and occupancy and certain clerical and administrative costs involved in portfolio management. The Fund bears all other costs and expenses.

     Certain officers and directors of the Fund are also officers and directors of the Advisor. The Agreement provides for an expense reimbursement from the Advisor if the Fund's total expenses, exclusive of taxes, interest on borrowings, dividends on securities sold short, brokerage commissions, and extraordinary expenses exceeded a certain percentage of the Fund's average daily net assets for any full fiscal year. Commencing January 15, 1997, the Advisor voluntarily agreed to limit expenses of the to 0.18 of 1% of the Fund's average daily net assets. Prior to January 15, 1997, the Advisor agreed to limit expenses of the Fund to 2.5% of the first $30,000,000 of average net assets, 2.0% of the next $70,000,000 of average net assets and 1.5% of average net assets in excess of $100,000,000. Pursuant to commitments made to the Fund by the Advisor, the Advisor reimbursed the Fund $101,310 for the period ended April 30, 1997.

     In November 1995, a regional office of the Securities and Exchange Commission advised the Advisor that it intended to recommend administrative proceedings against the Advisor on the grounds that a delay by the Advisor in its payment of a receivable owed from the Advisor constituted an improper loan to the Advisor. Without admitting to the allegation, the Advisor and its president have settled the matter by paying a fine of $10,000 and agreeing to an order intended to prevent a repetition of the challenged activities.

3.   Investment Transactions
     For the period ended April 30, 1997, purchases and sales of investment securities (excluding short-term securities) were $50,723,173 and $27,991,443, respectively. As of April 30, 1997, the aggregate cost basis of investments for Federal income tax purposes was $45,721,973 and net unrealized appreciation of investments for Federal income tax purposes was comprised of the following:

           Gross unrealized appreciation of investments      $ 1,727,584
           Gross unrealized depreciation of investments          (31,817)
                                                             -----------
           Net unrealized appreciation of investments        $ 1,695,767
                                                             ===========

4.   Financial Highlights Restatement
     During the year ended October 31, 1996, the Fund, in consultation with its auditors and legal counsel, determined, based on information available at the time, that the Fund did not qualify as a regulated investment company under the Internal Revenue Code for the years ended October 31, 1995, 1994 and 1993. As such, the Fund would be subject to accrued Federal income taxes and interest of approximately $9,900, $69,700 and $34,900 for the years ended October 31, 1995, 1994 and 1993, respectively. The Advisor has agreed to pay these costs as appropriate. Also, advisory fees in the amount of $23,443 for the period from April 16, 1995 to October 31, 1995 should not have been accrued by the Fund nor reimbursed by the Advisor. As a result, the expense ratios before reimbursement in the Financial Highlights have been restated to reflect these changes. Prior to restatement, such ratios were 5.94%, 2.55% and 2.86% for the years ended October 31, 1995, 1994 and 1993, respectively. In addition, the Advisor agreed to reimburse approximately $10,300 to the Fund for accrued interest of due on the Federal income taxes as reflected on the Statement of Operations for the year ended October 31, 1996 and $3,846 as reflected on the Statement of Operations for the semi-annual period ended April 30, 1997. All amounts discussed above as well as amounts due under statutory and voluntary expense limitations are reflected in the receivable from advisor on the Statement of Assets and Liabilities.

     The Board of Directors of the Fund has obtained confirmation that the Advisor has made arrangements to assure availability of funds to discharge the Fund's obligations.